UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2006

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,
                                on behalf of the
                            HOME LOAN TRUST 2006-HI2
             (Exact name of registrant as specified in its charter)

        Delaware                   333-131196-01               41-1808858
     (STATE OR OTHER         (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     JURISDICTION OF                                      IDENTIFICATION NO.)
     INCORPORATION)

     1 Meridian Crossings, Suite 100
          Minneapolis, Minnesota                            55423
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                  (ZIP CODE)

                                 (952) 857-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE )


        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 8 - OTHER EVENTS.

ITEM 8.01.  OTHER EVENTS.

The original Form 8-K, filed on June 9, 2006 (the "original Form 8-K"), as amended by Form 8-K/A, filed on September 14, 2006, is hereby further amended by this Form 8-K/A to replace the document previously filed as Exhibit 10.2 (on the original Form 8-K), with the document referenced: Financial Guaranty Insurance Policy, dated May 25, 2006, issued by Financial Guaranty Insurance Company relating to the Home Loan-Backed Notes, Series 2006-HI2, Class A Notes, attached hereto as Exhibit 10.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 (D).  EXHIBITS.

      (d) Exhibit (executed copy): The following execution copy of the Exhibit to the Form S-3 Registration Statement of the Registrant is hereby filed:

                  10.2 Financial Guaranty Insurance Policy, dated May 25, 2006, issued by Financial Guaranty Insurance Company relating to the Home Loan-Backed Notes, Series 2006-HI2, Class A Notes.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RESIDENTIAL FUNDING MORTGAGE SECURITIES
                                    II, INC.



                                    By: /s/Jeffrey Blaschko
                                        Name:  Jeffrey Blaschko
                                        Title:  Vice President


Dated:  January 30, 2008


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                                  EXHIBIT INDEX


Exhibit No.       Description

   10.2 Financial Guaranty Insurance Policy, dated May 25, 2006, issued by Financial Guaranty Insurance Company relating to the Home Loan-Backed Notes, Series 2006-HI2, Class A Notes.


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